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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                      FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: January 29, 2001
                         (Date of earliest event reported)


                      INTERNATIONAL BUSINESS MACHINES CORPORATION
                 (Exact name of registrant as specified in its charter)


          New York                    1-2360                     13-0871985
 (State of Incorporation)     (Commission File Number)         (IRS employer
                                                             Identification No.)

                ARMONK, NEW YORK                                  10504
      (Address of principal executive offices)                  (Zip Code)

                                         914-499-1900
                               (Registrant's telephone number)

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Item 5. Other Events

     Attachment I of this Form 8-K is IBM's Chief Financial Officer John R. Joyce's fourth quarter presentation to securities analysts on Wednesday, January 17, 2001. This presentation includes final free cash flow numbers.


                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:   January 29, 2001


                                         By:   /s/ Mark Loughridge
                                         -----------------------------
                                               (Mark Loughridge)
                                         Vice President and Controller